Exhibit 10.1

THIRD AMENDMENT TO

NOTE ISSUANCE AND PURCHASE AGREEMENT

This THIRD AMENDMENT TO NOTE ISSUANCE AND PURCHASE AGREEMENT (this “Amendment”) is entered into this 14th day of August, 2026, by and among NETCREDIT LOC RECEIVABLES 2024, LLC, a Delaware limited liability company (“Issuer”), each of the undersigned existing Note Purchasers (in such capacity, each, an “Existing Note Purchaser”, and collectively, the “Existing Note Purchasers”), the undersigned joining Note Purchaser (in such capacity, the “Joining Note Purchaser”, and together with the Existing Note Purchasers, each, a “Note Purchaser”, and collectively, the “Note Purchasers”), CITIBANK, N.A., not in its individual capacity but solely as paying agent (in such capacity, “Paying Agent”) and as collateral trustee for the Secured Parties (in such capacity, “Collateral Trustee”), and MIDTOWN MADISON MANAGEMENT LLC, as Administrative Agent for itself and for the other Note Purchasers (in such capacity, “Administrative Agent”).

Recitals

A.
Issuer, the Existing Note Purchasers party thereto, Collateral Trustee, the Paying Agent, and Administrative Agent entered into that certain Note Issuance and Purchase Agreement, dated as of February 21, 2024, as amended by that certain First Amendment to Note Issuance and Purchase Agreement, dated as of October 17, 2025, and as further amended by that certain Second Amendment to Note Issuance and Purchase Agreement, dated as of March 30, 2026 (as the same may be further amended, restated, supplemented, revised, or otherwise modified from time to time, the “Note Issuance Agreement”);

B.
The Joining Note Purchaser desires to become a “Note Purchaser” under, and a party to, the Note Issuance Agreement as of the date hereof, and to hold a portion of the Revolving Commitments as set forth on Schedule C to the Note Issuance Agreement;

C.
The Administrative Agent is willing to accept the Joining Note Purchaser as a “Note Purchaser” under the Note Issuance Agreement and record the Joining Note Purchaser in the Note Purchaser Register in accordance with Section 12.2(c) of the Note Issuance Agreement; and

D.
Issuer has requested that Note Purchasers, Collateral Trustee and Administrative Agent agree to make certain amendments to the Note Issuance Agreement as set forth herein, and subject to the terms and conditions set forth herein, Administrative Agent, Issuer, Collateral Trustee and Note Purchasers have agreed to such amendments.

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

Agreement

1.
Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Note Issuance Agreement, as amended by this Amendment.

2.
Amendment. Upon satisfaction of the conditions precedent set forth in Section 5 below, the Issuer, the Administrative Agent, the Collateral Trustee and the Note Purchasers party hereto agree that the Note Issuance Agreement, and the schedules and the exhibits thereto, are hereby amended by incorporating the changes shown on the marked copy of the Note Issuance Agreement attached hereto as Exhibit A (it being understood that language which appears “~~struck out~~” or “~~struck out~~”, as applicable, has been deleted and language which appears as “double-underlined” or “double-underlined”, as applicable, has been added).

3.
Joinder of Note Purchasers.

3.1
Joinder. Subject to the terms and conditions set forth herein and in the Note Issuance Agreement, the Joining Note Purchaser hereby joins the Note Issuance Agreement as a “Note Purchaser” thereunder effective as of the date hereof and shall have all of the rights and obligations of a Note Purchaser under the Note Issuance Agreement and the other Transaction Documents as fully as if it has executed the Note Issuance Agreement and the other Transaction Documents. The Joining Note Purchaser hereby agrees to be bound by all of the terms, provisions and conditions contained in the Note Issuance Agreement and the Transaction Documents which are binding upon Note Purchasers.

3.2
Note Purchaser Register. Administrative Agent hereby accepts the Joining Note Purchaser as a “Note Purchaser” under the Note Issuance Agreement and shall record the Joining Note Purchaser in the Note Purchaser Register in accordance with Section 12.2(c) of the Note Issuance Agreement.

3.3
Appointment of Administrative Agent. The Joining Note Purchaser hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Transaction Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto.

3.4
Appointment of Collateral Trustee and Paying Agent. The Joining Note Purchaser hereby appoints and authorizes the Collateral Trustee and the Paying Agent to take such action as agent on its behalf and to exercise such powers and obligations under the Note Issuance and Purchase Agreement as are expressly delegated to the Collateral Trustee and the Paying Agent, as applicable, by the terms thereof.

3.5
Indemnification Obligations. The Joining Note Purchaser hereby expressly acknowledges and agrees to its obligations of indemnification to the Administrative Agent pursuant to and as provided in Section 13.1(e) of the Note Issuance Agreement.

3.6
Representations and Warranties of the Joining Note Purchaser. The Joining Note Purchaser hereby represents and warrants to the Issuer, the Administrative Agent and the Collateral Trustee that:

(a)
it has received a copy of the Note Issuance Agreement and the other Transaction Documents, together with copies of any financial statements delivered pursuant to Section 6.1 of the Note Issuance Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to join the Note Issuance Agreement pursuant to this Amendment;

(b)
it will, independently and without reliance upon the Administrative Agent, the Collateral Trustee, the Paying Agent or any other Note Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under or in connection with any of the Transaction Documents;
(c)
it is a Qualified Purchaser and a Qualified Institutional Buyer and is acquiring its Note and the related Revolving Commitment for its own account or as a fiduciary or agent for others; and

(d)
it has, independently and based on such documents and information as it deems appropriate at the time, made its own credit decisions in entering into this Amendment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing each of the Notes.

4.
Deemed Amendment of Notes. Effective as of the date hereof, the stated maximum principal amount of each Existing Note Purchaser’s Note is hereby deemed amended and restated, in the amount of the Note Purchaser’s Revolving Commitment as set forth on Schedule C to the Note Issuance Agreement, as amended pursuant to this Amendment, in each case without any requirement that Issuer execute, issue or deliver any new or replacement Note to such Note Purchaser.

5.
No Waiver.

5.1
No Waiver. Nothing contained in this Amendment or any other communication between Administrative Agent and Note Purchasers and the Issuer shall be a waiver of any past, present or future violation, under the Note Issuance Agreement. Similarly, Administrative Agent hereby expressly reserves any rights, privileges and remedies under the Note Issuance Agreement and each Transaction Document that Administrative Agent and Note Purchasers may have with respect to any violation and any failure by Administrative Agent or Note Purchasers to exercise any right, privilege or remedy as a result of any such violation, shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of Administrative Agent or Note Purchasers at any time to exercise any right, privilege or remedy in connection with the Note Issuance Agreement or any Transaction Document, (ii) amend or alter any provision of the Note Issuance Agreement or any Transaction Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of Issuer or any rights, privilege or remedy of Administrative Agent and Note Purchasers under the Note Issuance Agreement or any Transaction Document or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent by Administrative Agent or Note Purchasers to any prior, existing or future violations of the Note Issuance Agreement or any Transaction Document.

5.2
Ratification. Issuer ratifies and confirms that all of its obligations under the Transaction Documents are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment. This Amendment shall be construed in connection with and as part of the Note Issuance Agreement, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Note Issuance Agreement, as amended by this Amendment, and each other Transaction Document are hereby ratified and confirmed and shall remain in full force and effect.
5.3
Further Assurances. Issuer and Administrative Agent agree that at any time and from time to time, upon the written request of the other, it will execute and deliver such further documents and do such further acts and things as the other may reasonably request in order to effect the purposes of this Amendment and the Transaction Documents.
6.
Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is conditioned upon the satisfaction of the following conditions precedent. The determination as to whether each condition has been satisfied shall be made by Administrative Agent in its sole discretion.

6.1
Administrative Agent shall have received this Amendment, duly executed by Issuer, each Existing Note Purchaser, the Joining Note Purchaser, Collateral Trustee and Administrative Agent;

6.2
Administrative Agent shall have received a duly executed copy of the Administrative Agent Side Letter;
6.3
Administrative Agent shall have received a duly executed copy of the Arranger Fee Letter;
6.4
Issuer shall have executed and delivered, and the Joining Note Purchaser shall have received, a Note in favor of the Joining Note Purchaser;
6.5
Administrative Agent shall have received (a) a certificate of the secretary or assistant secretary of the Issuer in his or her capacity as such and not in his or her individual capacity dated the date hereof, as to the incumbency and signature of the Persons executing this Amendment and any other documents delivered in connection herewith on behalf of the Issuer, in form and substance acceptable to Administrative Agent in its sole discretion, and (b) a certificate executed by an authorized officer of the Issuer, which shall constitute a representation and warranty by Issuer as of the date hereof that (i) the conditions contained in this Section 6 have been satisfied, (ii) each of the representations and warranties of the Issuer contained in the Note Issuance Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (iii) no amendment, modification or other change has been made to the certificate of formation or operating agreement of the Issuer since the Closing Date that has not been previously consented to by the Administrative Agent, and (iv) the Issuer is in good standing under the laws of the State of Delaware;

6.6
All in form and substance satisfactory to Administrative Agent in its sole discretion, Administrative Agent shall have received (a) a report of UCC lien searches performed with respect to Issuer and Intermediate LLC, and such report shall show no Liens on the Collateral other than Permitted Liens, (b) evidence that all financing statements filed in connection with the Transaction Documents remain in full force and effect and have not been terminated, released or amended (other than amendments authorized by Administrative Agent), and (c) evidence that no new financing statements have been filed against the Issuer or Intermediate LLC naming any party other than the Collateral Trustee (for the benefit of the Secured Parties) as secured party with respect to any Collateral;
6.7
The representations and warranties contained or incorporated herein shall be true and correct;
6.8
No Default or Event of Default has occurred that is continuing; and

6.9
Issuer shall have paid (i) to Administrative Agent, on behalf of itself and the Note Purchasers, all fees, costs and expenses due and owing to Administrative Agent and the Note Purchasers as of the date hereof (including the costs of any counsel to Administrative Agent), and (ii) all amounts due and payable by Issuer under the Arranger Fee Letter. All fees, costs, expenses and other amounts payable hereunder shall be non-refundable and fully earned upon Administrative Agent’s receipt of such fees, costs, expenses or amounts.

7.
Representations and Warranties of Issuer. To induce Administrative Agent and Note Purchasers to enter into this Amendment, Issuer hereby represents and warrants to Administrative Agent and each Note Purchaser as follows:

7.1
Immediately after giving effect to this Amendment, (a) the representations and warranties contained in the Note Issuance Agreement, as amended by this Amendment, are true, accurate and complete in all material respects (except to the extent already qualified by materiality, in which case it shall be true and correct in all respects and shall not be false or misleading in any respect) as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), (b) no Default or Event of Default has occurred and is continuing, (c) Issuer is in good standing under the laws of its state of organization, (d) no amendment, modification or other change has been made to its certificate of formation or governance documents, and (e) the execution, delivery and performance of this Amendment has been approved by all necessary limited liability company action of Issuer.

7.2
Issuer has the power and authority to execute and deliver this Amendment and to perform its obligations under the Note Issuance Agreement, as amended by this Amendment;

7.3
The execution and delivery by Issuer of this Amendment and the performance by Issuer of its obligations under the Note Issuance Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Issuer, except as already has been obtained or made; and

7.4
This Amendment has been duly executed and delivered by Issuer and is the binding obligation of Issuer, enforceable against Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

8.
Miscellaneous.

8.1
Integration. This Amendment and the Note Issuance Agreement represent the entire agreement between the parties about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties and negotiations between the parties about the subject matter of this Amendment and the Note Issuance Agreement merge into this Amendment and the Note Issuance Agreement.

8.2
Severability. If any term or provision of this Amendment is adjudicated to be illegal, invalid or unenforceable under Applicable Law, such term or provision shall be inapplicable to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remainder of this Amendment which shall be given effect so far as possible.

8.3
Successors and Assigns. Subject to Section 12.2 of the Note Issuance Agreement, this Amendment shall be binding upon and inure to the benefit of Issuer, Administrative Agent and Note Purchasers and their respective successors and permitted assigns, except that Issuer shall not have the right to assign any rights hereunder or any interest herein without Administrative Agent’s and Note Purchasers’ prior written consent.

8.4
WAIVER OF JURY TRIAL. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS Amendment SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE NOTE ISSUANCE AGREEMENT AND SHALL BE SUBJECT TO ANY WAIVER OF JURY TRIAL AND NOTICE PROVISIONS SET FORTH IN THE NOTE ISSUANCE AGREEMENT.

8.5
No Oral Agreements. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to the Note Issuance Agreement.

8.6
Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages delivered by facsimile or other electronic means shall have the same effect as manually executed signature pages.

8.7
Collateral Trustee. The Collateral Trustee shall be afforded all of the same rights, protections, privileges, indemnities and immunities afforded to it under the Note Issuance Agreement as if restated herein, mutatis mutandis. The Administrative Agent hereby authorizes and directs the Collateral Trustee to execute and deliver this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, this Amendment is being executed as of the date first written above.

ISSUER:

NETCREDIT LOC RECEIVABLES 2024, LLC,

a Delaware limited liability company

By:

Name: Scott Cornelis

Title: President and Chief Financial Officer

[Signature Page to Third Amendment to Note Issuance Agreement – NetCredit LOC Receivables 2024, LLC]

ADMINISTRATIVE AGENT:

MIDTOWN MADISON MANAGEMENT LLC,

a Delaware limited liability company

By:
Name:
Title:

[Signature Page to Third Amendment to Note Issuance Agreement – NetCredit LOC Receivables 2024, LLC]

EXISTING NOTE PURCHASERS:

ACM AIF EVERGREEN P3 DAC SUBCO LP

By:
Name:
Title:

BLUE OWL ASSET INCOME FUND PARALLEL 345 LP

By:
Name:
Title:

ACM AIF CO-INVESTMENT DAC SUBCO LP

By:
Name:
Title:

BLUE OWL HYBRID INCOME FUND EVERGREEN POOL 1 LP

By:
Name:
Title:

ACM A4 P3 DAC SUBCO LP

By:
Name:
Title:

[Signature Page to Third Amendment to Note Issuance Agreement – NetCredit LOC Receivables 2024, LLC]

BOAC ALAMEDA (CAYMAN) HOLDCO PVT LP

By:
Name:
Title:

BLUE OWL AIF EVERGREEN P5 DAC SUBCO LP

By:
Name:
Title:

[Signature Page to Third Amendment to Note Issuance Agreement – NetCredit LOC Receivables 2024, LLC]

JOINING NOTE PURCHASER:

BLUE OWL ALTERNATIVE CREDIT FUND

By:
Name:
Title:

[Signature Page to Third Amendment to Note Issuance Agreement – NetCredit LOC Receivables 2024, LLC]

COLLATERAL TRUSTEE AND PAYING AGENT:

CITIBANK, N.A., not in its individual capacity but solely as Paying Agent and Collateral Trustee

By:

Name:

Title:

[Signature Page to Third Amendment to Note Issuance Agreement – NetCredit LOC Receivables 2024, LLC]